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                                                                      No. D-01

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ACCORDINGLY, NO TRANSFER OF THESE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE ACT.

                     BROWN DISC PRODUCTS COMPANY, INC.
          (Incorporated under the laws of the State of Colorado)

                 CLASS D  COMMON  STOCK  PURCHASE  WARRANT

                       10,000 SHARES OF COMMON STOCK

           Void After December 31, 2001  (the "Expiration Date")

 This is to certify that, for value received, receipt of which is hereby acknowledged, INTERNATIONAL CAPITAL, c/o Steve Ragan, 4846 West Gandy Boulevard, Tampa, Florida 33611, or assigns (hereinafter called the "holder"), is entitled to purchase from BROWN DISC PRODUCTS COMPANY, INC., a Colorado corporation (hereinafter called the "Company"), at the Warrant Price of TWENTY-FIVE CENTS ($0.25) per share, subject to adjustment as hereinafter provided (hereinafter called the "Warrant Price"), at any time on or before 5:00 P.M. local Denver, Colorado time on December 31, 2001 (the "Expiration Date"), up to TEN THOUSAND (10,000) fully paid and non-assessable shares of Common Stock of the Company (hereinafter called "Common Stock"), subject to the terms and conditions hereof.

 This Warrant was originally issued in 1996 as part of Class D Common
Stock Purchase Warrants (the "Warrants") issued in consideration of certain
consulting services rendered to the Company.   This Warrant represents part of
such issue of Class D Common Stock Purchase Warrants and is herein called "this Warrant."

 This Warrant may be exercised by the holder as hereinabove provided as to the whole or any part of the shares of Common Stock covered hereby, by surrender of this Warrant at the principal office of any transfer agent for the Common Stock, or, if the Company shall not have any transfer agent for the Common Stock, at the principal office of the Company (any such transfer agent, or the Company acting hereunder, being hereinafter called the "Warrant Agent"), with the statement of election to subscribe attached hereto duly executed and upon payment to the Company of the Warrant Price for shares so purchased in cash or by certified check or bank draft. Thereupon (except that if, upon such date, the stock transfer books of the Company shall be closed, then upon the next succeeding date on which such transfer books are open), this Warrant shall be deemed to have been exercised and the person exercising the same to have become a holder of record of shares of Common Stock (or of the other securities or property to which such person is entitled upon such exercise) purchased hereunder for all purposes, and certificates for such shares so purchased shall be delivered to the purchaser within a reasonable time (not exceeding five business days, except while the transfer books of the Company are closed) after this Warrant shall have been exercised as set forth hereinabove. If this Warrant shall be exercised in respect








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of a part only of the shares of Common Stock covered hereby, the holder shall be entitled to receive a similar warrant of like tenor and date covering the number of shares in respect of which this Warrant shall not have been exercised.

 The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

 The rights of the holder of this Warrant shall be subject to the following terms and conditions:

SECTION 1.   CERTAIN ADJUSTMENTS AND NOTICES

 1.1. In case the Company shall hereafter at any time change as a whole, by split-up, subdivision or combination in any manner or by the making of a stock dividend, the number of outstanding shares of Common Stock into a different number of shares of Common Stock with or without par value, (i) the number of shares of Common Stock which immediately prior to such change the holder of this Warrant shall have been entitled to purchase pursuant to this Warrant shall be increased or decreased in direct proportion to the increase or decrease, respectively, in the number of shares of Common Stock outstanding immediately prior to such change, and (ii) the Warrant Price in effect immediately prior to such change shall be increased or decreased, as the case may be, in inverse proportion to such increase or decrease in the number of such shares outstanding immediately prior to such change; in any such event, the rights of the holder of this Warrant to an adjustment in the number of shares of Common Stock purchasable on exercise of this Warrant as herein provided shall continue and be preserved in respect of any shares, securities, or assets which the holder of this Warrant becomes entitled to purchase hereafter.

 1.2. In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation, or in case of any sale, transfer or other disposition to another corporation of all or substantially all the property, assets, business and goodwill of the Company as an entirety, as the case may be, the holder of this Warrant shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, that appropriate provision shall be made so that such holder shall thereafter be entitled to purchase) the kind and amount of shares of stock and other securities and property receivable, upon such capital reorganization, reclassification of capital stock, consideration, merger, sale, transfer or other disposition, by a holder of the number of shares of Common Stock which this Warrant entitled the holder thereof to purchase immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger, sale, transfer or other disposition; and in any such case appropriate adjustments (as determined in good faith by the Board of Directors of the Company or of such other corporation, as the case may be) shall be made in the application of the provisions herein set forth with respect to rights and interests thereafter of the holder of this Warrant, to the end that the provisions set forth herein (including the specified changes in and other adjustments of the Warrant Price) shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of this Warrant.


                                                              Page 2

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 1.3. In case the Company shall hereafter at any time declare a dividend upon shares of Common Stock payable otherwise than out of retained earnings or otherwise than in shares of Common Stock or in stock or obligations directly or indirectly convertible into or exchangeable for Common Stock, the holder of this Warrant shall, upon exercise of this Warrant in whole or in part, be entitled to receive, in addition to the number of shares of Common Stock deliverable upon such exercise against payment of the Warrant Price therefor, but without further consideration, the cash, stock or other securities or property which the holder of this Warrant would have received as dividends (otherwise than out of such retained earnings and otherwise than in shares of Common Stock or in such convertible or exchangeable stock or obligations) if continuously since the date set forth at the foot of this Warrant such holder
(i) had been the holder of record of the number of shares of Common Stock deliverable upon such exercise and (ii) had retained all dividends in stock or other securities (other than shares of Common Stock or such convertible or exchangeable stock or obligations) paid or payable in respect of said number of shares of Common Stock or in respect of any such stock or other securities so paid or payable as such dividends. For purposes of this Section 1.3, a dividend payable otherwise than in cash shall be considered to be payable out of retained earnings only to the extent of the fair value of such dividend as determined by the Board of Directors of the Company.

 1.4. No certificates for fractional shares of Common Stock shall be issued upon the exercise of this Warrant, but in lieu thereof the Company shall, upon exercise in full of this Warrant, purchase out of funds legally available therefor any such fractional interest for an amount in cash equal to the current market value of such fractional interest calculated to the nearest cent, computed on the basis of the closing sale price, as reported by the National Quotation Bureau, of the Common Stock in the over-the-counter market on the most recent day within ten days prior to the date of such exercise for which such closing prices shall have been so reported, or, if the Common Stock is listed on a stock exchange registered with the Securities and Exchange Commission or traded on the NASDAQ Stock Market, the last reported sale price on such day; and if there shall have been no sale on said day, then the computation shall be made on the basis of the last reported sale price within ten days prior to such date. If there have been no reported closing sale prices, as the case may be, within such ten days, the current market value shall be fixed in a manner determined in good faith by the Board of Directors of the Company.

 1.5. Whenever the Warrant Price is adjusted, as herein provided, the Company shall forthwith file with the Warrant Agent a statement signed by the President or any one of the Vice Presidents of the Company and by its Treasurer or an Assistant Treasurer, stating the adjusted Warrant Price determined as herein provided. Such statement shall show in detail the facts requiring such adjustment, including a statement of the consideration received by the Company for any additional securities issued. Whenever the Warrant Price is adjusted, the Company will forthwith cause a notice stating the adjustment and the Warrant Price to be mailed to the registered holder of this Warrant at the address of such holder shown on the books of the Company.

SECTION 2.    INVESTMENT INTENT

 2.1 The holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and shares of the Company's Common Stock issuable upon exercise hereof have not been registered under the Securities Act of 1933. Upon any exercise of this Warrant, the holder of this Warrant represents and warrants that it will provide the Company with a written investment intent letter by which the holder represents and warrants it is acquiring Common Stock issuable on exercise for his or her own account for investment only and without a view to the resale or other distribution thereof.


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 2.2. Before any transfer of this Warrant or the Common Stock issuable upon exercise hereof shall be processed by the Company, the holder of this Warrant agrees to give written notice to the Company before exercising or selling such securities of such holder's intention to do so, describing briefly the manner of any proposed sale of this Warrant or such holder's intention as to the disposition to be made of shares of Common Stock issuable upon such proposed exercise hereof. Promptly upon receiving such written notice, the Company shall present copies thereof to counsel for the Company for such counsel's opinion. If in the opinion of such counsel the proposed exercise or sale may be effected without registration under the Securities Act of 1933 of this Warrant or the shares of Common Stock issuable on the exercise hereof, the Company, as promptly as practicable, shall notify such holder of such opinion, whereupon such holder shall be entitled to sell this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise, all in accordance with the terms of the notice delivered by such holder to the Company. If in the opinion of such counsel the proposed exercise or sale described in said written notice given by the holder of this Warrant may not be effected without registration of this Warrant or the shares of Common Stock issuable on the exercise hereof, the Company shall promptly give written notice of such opinion to the holder of this Warrant. The holder of this Warrant agrees that, if the proposed exercise or sale by such holder cannot, in the opinion of such counsel, be effected without such registration, the holder will not so exercise or sell this Warrant or the shares of Common Stock issuable upon the exercise hereof except in a transaction which in the opinion of counsel for the Company has adequate representations and warranties for such transaction to be exempt from the registration requirements of the Securities Act of 1933.

SECTION 3.     MISCELLANEOUS

 3.1. The issue of any stock or other certificate upon the exercise of this Warrant shall be made without charge to the registered holder hereof for any tax in respect of the issue of such certificate. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the registered holder of this Warrant, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

 3.2. This Warrant and all rights hereunder or any portion thereof are transferable on the books of the Company, upon surrender of this Warrant, with the form of assignment attached hereto duly executed by the registered holder hereof or by his attorney duly authorized in writing, to the Warrant agent at its principal office hereinabove referred to, and thereupon there shall be issued in the name of the transferee or transferees, in exchange for this Warrant, a new Warrant or Warrants of like tenor and date, representing in the aggregate the right to subscribe for and purchase the number of shares, or such portion thereof as shall be so transferred, which may be subscribed for and purchased hereunder and if there shall be any balance of such shares not so transferred, there shall be issued in the name of the registered holder of this Warrant, a new Warrant or Warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the balance of the number of shares which may be subscribed for and purchased hereunder.

 3.3. If this Warrant shall be lost, stolen, mutilated or destroyed, the Company may instruct the Warrant Agent, on such terms as to indemnify or otherwise as the Company may in its discretion impose, to issue a new Warrant of like denomination, tenor and date as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

                                                              Page 4
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 3.4. The Company and any Warrant Agent may deem and treat the registered holder of this Warrant as the absolute owner of this Warrant for all purposes and shall not be affected by any notice to the contrary.

 3.5. This Warrant shall not entitle the holder to any rights of a stockholder of the Company, either at law or in equity, including, without limitation, the right to vote, to receive dividends and other distributions, to exercise any preemptive rights or to receive any notice of meetings of stockholders or of any other proceedings of the Company.

 3.6. This Warrant shall be governed by the laws of the State of Colorado.

 IN WITNESS WHEREOF, BROWN DISC PRODUCTS COMPANY, INC. has caused this Warrant to be signed in its corporate name by its duly authorized officer as of the day and year written below.

Dated:  April 1, 1996

                                   BROWN DISC PRODUCTS COMPANY, INC.

                                   By  /s/ Ronald H. Cole
                                       -------------------------------------
                                       Ronald H. Cole, Chairman of the Board
                                         and Chief Executive Officer

Attest:


/s/  Daryl M. Silversparre
--------------------------
Secretary




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